UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earlies event reported): May 25, 2021

AIXIN LIFE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-17284	84-1085935
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District

Chengdu City, Sichuan Province, China

(Address of principal executive offices)

86-313-6732526

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIXN	OTCQX

Cautionary Note Regarding Forward-Looking Statements:

Any statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans to,” “estimates,” “projects,” or similar expressions. Such statements may include, but are not limited to, statements about the Registrant’s planned acquisitions, the purchase price to be paid for such acquisitions and the future performance of the businesses to be acquired, and other statements that are not historical facts. Such statements are based upon the beliefs and expectations of the Company’s management as of this date only and are subject to risks and uncertainties that could cause actual results to differ materially. Therefore, investors are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law.

Explanatory Note

We filed a Report on Form 8-K dated May 25, 2021 (the “May 25 8-K”), with respect to the acquisition of Chengdu Aixin Shangyan Hotel Management Co., Ltd. (“Shangyan Co”) which owns and operates a hotel located in the Jinniu District, Chengdu City. The May 25 8-K, as previously amended, included the historical financial information of Shangyan Co for the years ended December 31, 2020 and 2019, and the three months ended March 31, 2021.

We filed an additional Report on Form 8-K dated June 2, 2021 (the “June 2 8-K”), with respect to the acquisition of Chengdu Aixintang Pharmacy Co., Ltd. and its affiliated entities (collectively, “Pharmacy Co”) which also are being acquired by us. The June 2 8-K, as previously amended, included the historical financial information of Pharmacy Co for the years ended December 31, 2020 and 2019, and the three months ended March 31, 2021.

This Form 8-K/A is being filed to include the historical financial information of each of Shangyan Co and Pharmacy Co for the three and six month periods ended June 30, 2021, and pro forma financial information as of June 30, 2021, showing the combined effects of the acquisitions of Shangyan Co and Pharmacy Co as required by Item 9.01 of Form 8-K. This Form 8-K/A makes no other amendments to the May 25 8-K and the June 2 8-K and should be read in conjunction with such Reports.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The unaudited combined balance sheets of Chengdu Aixin Shangyan Hotel Management Co., Ltd. (“Shangyan Co”) as of June 30, 2021 and the related unaudited combined statements of operations and comprehensive loss, changes in equity (deficit) and cash flows for the three and six months ended June 30, 2021 and the related notes to the unaudited combined financial statements, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited balance sheets of Chengdu Aixintang Pharmacy Co., Ltd. and its affiliates (collectively, “Pharmacy Co”) as of June 30, 2021, and the related combined statements of operations and comprehensive loss, changes in equity (deficit), and cash flows for the three and six months then ended and the related notes to the financial statements, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial statements annexed hereto as Exhibit 99.5 combines the historical balance sheets of Aixin Life International, Inc., Hotel Co and Pharmacy Co as if the acquisitions of Shangyan Co and Pharmacy Co (the “Transactions”) had occurred on June 30, 2021. The unaudited pro forma combined statements of operations and comprehensive loss for the six months ended June 30, 2021 and for the year ended December 31, 2020 combine the historical consolidated statements of operations and comprehensive income (loss) of Aixin Life International, Inc., Shangyan Co and Pharmacy Co, and have been prepared as if the Transactions had closed on January 1, 2020, respectively. The unaudited pro forma condensed combined financial statements have also been adjusted to give effect to pro forma events that are directly attributable to the Transactions, factually supportable and expected to have a continuing impact on the combined results.

(c) Exhibits:

Exhibit No.	Description

23.1	Consent of KCCW Accountancy Corp., independent registered public accounting firm

23.2	Consent of KCCW Accountancy Corp., independent registered public accounting firm

99.1	Audited Financial Statements of Aixin Shangyan Hotel Management Co., Ltd. as of and for the years ended December 31, 2020 and 2019. (Incorporated by reference to Report on Form 8-K/A filed August 16, 2021).

99.2	Unaudited Combined Financial Statements of Chengdu Aixin Shangyan Hotel Management Co., Ltd. as of June 30, 2021, and for the three and six months ended June 30, 2021.

99.3	Audited Financial Statements of Chengdu Aixintang Pharmacy Co. Ltd. as of and for the years ended December 31, 2020 and 2019. (Incorporated by reference to Report on Form 8-K/A filed August 17, 2021).

99.4	Unaudited Combined Financial Statements of Chengdu Aixintang Pharmacy Co., Ltd. as of June 30, 2021, and for the three and six months ended June 30, 2021.

99.5	Unaudited Pro Forma Combined Financial Statements as of June 30, 2021, and for the six months ended June 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AiXin Life International, Inc.

Date: October 14, 2021	By:	/s/ Quanzhong Lin
Quanzhong Lin
Chief Executive Officer